Rate Sheet Prospectus Supplement Dated April 27, 2026
To The Prospectus Dated April 27, 2026 For

JACKSON RETIREMENT INVESTMENT ANNUITY®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The purpose of this Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current annual add-on benefit charges (referred to as the “rates”), and applicable add-on benefit rates for the following add-on benefits:

•Jackson +Protect Guaranteed Minimum Withdrawal Benefit (“GMWB”); and
•Return of Premium Guaranteed Minimum Death Benefit (“GMDB”).

This Supplement also provides the current minimum and maximum annual fees you would pay for a single optional benefit, and the current lowest and highest cost you would incur each year, based on current charges.This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES”, “ACCESS TO YOUR MONEY”, and “DEATH BENEFIT” sections in the prospectus.

The charges and rates below apply for applications signed on or after April 27, 2026.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 calendar days prior to its effective date.

Charges and Rates Applicable to Add-On Benefits Elected on the Contract Issue Date

The GAWA percentage and the current annual charges during the Deferral and Withdrawal Periods for the Jackson +Protect GMWB add-on benefit, when elected at issue, are:

Add-On Benefit Name	GAWA%	Current Annual Charge
		Deferral Period	Withdrawal Period
Jackson +Protect GMWB	4.00%	0.35%	0.80%

The current annual charge for the Return of Premium GMDB add-on benefit, when elected at issue, is:

Add-on Benefit Name	Current Annual Charge
Return of Premium GMDB	0.20%

The current minimum and maximum annual fees (for a single optional benefit), as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

ANNUAL FEE	MINIMUM	MAXIMUM
3. Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.20%	0.80%

3.    The minimum fee reflects an annualized percentage of Contract Value. The maximum fee reflects an annualized percentage of the GWB.

Charges and Rates Applicable to Add-On Benefits Elected on a Contract Anniversary

The GAWA percentage and the annual charges during the Deferral and Withdrawal Periods applicable for post-issue election of the Jackson +Protect GMWB add-on benefit, when elected on a Contract Anniversary, are:

Add-On Benefit Name	GAWA%	Current Annual Charge
		Deferral Period	Withdrawal Period
Jackson +Protect GMWB	4.00%	0.35%	0.80%

The current lowest and highest annual cost estimates, as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

LOWEST ANNUAL COST: $610	HIGHEST ANNUAL COST: $3,003
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Fund fees and expenses
•No add-on benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of add-on benefits and Fund fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

In order for you to receive the charges and rates disclosed in this Supplement, your application or benefit election form must be signed on or after the date referenced above. We must receive your application in Good Order within 14 calendar days from the date you sign your application, and your initial Premium Payment must be received within 14 calendar days (60 calendar days for 1035 exchanges, direct transfers, or direct rollovers) from the date you sign your application. If you are electing a benefit after your Contract has already been issued, we must receive your benefit election form in Good Order within 14 calendar days from the date you sign your benefit election form, and at most thirty (30) calendar days before your Contract Anniversary and no later than 4:00pm Eastern Time on your Contract Anniversary. Once your Contract is issued with the add-on benefit (or the benefit is added to your Contract post-issue), the rates disclosed in this Supplement will not change as long as the add-on benefit is effective.

Subject to the timing requirements stated above, if the charges or rates that we are currently offering on the day your Contract is issued are more beneficial to you than the charges or rates we were offering on the date you signed your application, you will receive the more beneficial set of charges or rates. For example, if the current annual charges we are currently offering on the day your Contract is issued are higher than the charges we were offering on the date you signed your application, your Contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the timing requirements stated above. Conversely, if the current annual charges we are currently offering on the day your Contract is issued are lower than the charges we were offering on the date you signed your application, you will receive the lower set of rates, subject to meeting the timing requirements above.

If the necessary paperwork and initial Premium Payment are not received within the timelines referenced above, you will receive the applicable charges and rates in effect as of the Contract's Issue Date or as of the effective date of your add-on benefit.

If your application or benefit election form was signed prior to the application or benefit election form date shown above, please refer to your Contract for the charges and rates applicable to your add-on benefits, or contact our Customer Care Center.

All Rate Sheet Prospectus Supplements are available by contacting our Customer Care Center at 1-800-644-4565, and are also available at www.jackson.com/product-literature-3.html.
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To be used with JMV25288 04/26

JFV100212 04/26